VARIABLE ANNUITY FUNDS D, E, F, G, H, I

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

issued by

ReliaStar Life Insurance Company of New York

and its

ReliaStar Life Insurance Company of New York Variable Annuity Funds D E F G H & I

Supplement Dated May 16, 2019

This supplement updates and amends your current variable annuity prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.

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IMPORTANT INFORMATION ABOUT THE INTERNET AVAILABILITY
OF FUND SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the Funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Company electronically by contacting Customer Service.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-283-3427. Your election to receive reports in paper will apply to all Funds available under your Contract.

INFORMATION REGARDING THE FUNDS AVAILABLE THROUGH THE CONTRACT

The following chart lists the Funds that are currently available through ReliaStar Life Insurance Company of New York Variable Annuity Funds D E F G H & I, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Balanced Income Portfolio (Class S)[1], [2] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize income while maintaining prospects for capital appreciation.
Voya Government Money Market Portfolio (Class I)[3] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.
Voya High Yield Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.
Voya Large Cap Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.

IMPORTANT INFORMATION ABOUT THE
TAX STATUS OF THE COMPANY

We are taxed as a life insurance company under the Tax Code. The Separate Account(s) is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the Separate Account(s) to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the Separate Account(s) we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the Separate Account(s). In this case we may impose a charge against a separate account (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from the Separate Account(s), including from your Contract Value invested in the Sub-Accounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including separate account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the Separate Account because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include Company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

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MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 5033

Minot, ND 58702-5033

1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

[1]   Prior to May 1, 2019, this Fund was known as the VY® Franklin Income Portfolio.

[2]   This fund employs a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce a fund’s overall volatility and downside risk and, thereby, help us manage the risks associated with providing certain guarantees under the policy. During rising markets, the hedging strategies employed to manage volatility could result in your variable account value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your variable account value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

[3]   There is no guarantee that the Voya Government Money Market Portfolio Sub-Account will have a positive or level return.

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